UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2023
FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (203) 810-1000
Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange LLC
The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 21, 2023, the Board of Directors of FactSet Research Systems Inc. (the "Company") elected S. Elisha Wiesel as a director of the Company.

Mr. Wiesel, age 50, is a founding partner and the Chief Risk Officer of ClearAlpha Technologies, an emerging investment manager. Previously, Mr. Wiesel spent 25 years at Goldman Sachs, including 15 years as a partner, innovating in software, markets and risk management. He also served as Chief Risk Officer of the Securities Division for seven years and as Chief Information Officer for three years.

Mr. Wiesel is chair of Entrio, an Israeli financial technology start-up company. He is also chair of the Elie Wiesel Foundation. He graduated from Yale University with a B.S. in Computer Science.

There are no arrangements or understandings between Mr. Wiesel and any other persons pursuant to which Mr. Wiesel was selected as a director. Mr. Wiesel has no direct or indirect material interest in any currently proposed transaction to which the Company is to be party, nor did he have a direct or indirect material interest in any such transaction since the beginning of the Company’s last fiscal year.

A copy of the press release, dated March 24, 2023, announcing the election of Mr. Wiesel is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of FactSet Research Systems Inc. dated March 24, 2023
104	Cover page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

March 24, 2023	By:	/s/ LINDA S. HUBER
Linda S. Huber Executive Vice President, Chief Financial Officer (Principal Financial Officer)